Corporate bond	12 Months Ended
Dec. 31, 2019
Corporate bond
Corporate bond

12.   Corporate bond

On July 16, 2019, the Company entered into a financing agreement with the Beijing Zhongguancun Technology Finance Guarantee Co., Ltd. (“Beijing Zhongguancun Technology”), pursuant to the Company issued RMB20 million corporate bond with interest at 6.5% per annum and has a term of 36 months. The corporate bond are guaranteed by Beijing Zhongguancun Technology, the originated guarantor. Beijing Gridsum Technology Co., Ltd. (“Gridsum Technology”), Mr. Guocheng Qi, the Co-Founder, chief executive officer and chairman of the Company, Mr. Guofa Yu , the director of the Company, and Michael Yang Xu, the Co-President of the Company, are the joint counter-guarantor of Beijing Zhongguancun Technology, which pledged by Gridsum Technology’s accounts receivables and Mr Qi’s personal tangible assets.

The total corporate bond issuance cost including services fees, underwriting fees, guarantee fees and valuation fees amounted to RMB1,992.  These issuance costs are recognized as a discount to the cooperate bond and are being amortized to interest expense over the life of the note using the effective interest method. The annual underwriting fees, guarantee fees and valuation fees in aggregate of RMB624 are due annually on each of July 1, 2020 and 2021.  6.5% annual interest of RMB1,300 are due annually on each of the July 1, 2020, 2021 and 2022 along with the principal balance of RMB 20,000 to be due on July 1, 2022. The effective interest rate of this corporate bond with the consideration of the issuance costs, underwriting fees, guarantee fees and valuation fees, is 12.9%.  Interest expense in relation to this corporate bond for the year ended December 31, 2019 amounted to RMB1,024.